PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Receivable for warrants exercised	$ 12,357
Prepaid insurance	2,948	$ 121	$ 45
Prepaid operating expenses	1,015	68	585
Prepaid dues and subscriptions	883	189	503
Prepaid taxes	474
Vendor prepayments	473
Prepaid rent	155	118	11
Deferred cost of goods sold		454	262
Other	352	26	482
Total prepaid expenses and other current assets	$ 18,657	$ 976	$ 1,888